UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2007

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01	Other Events.

On March 25, 2007, Progressive Gaming International Corporation issued an intent to report potential stock trading irregularities occurring on March 23, 2007 to the appropriate regulatory agency. The Company noted an irregular volume of stock activity immediately prior to certain news being published by the media regarding the Company’s financial strength. The media published specific excerpts related to the Company’s risk factors disclosed in its Form 10-K for the year ended December 31, 2006. The Company believes that risk factors should be considered in the context of all other public disclosures, including all disclosures in the Annual Report on Form 10-K. Additionally, the Company indicated that its risk factor disclosure should not be construed as the Company’s opinion or prediction as to which of many potential outcomes will actually occur in the future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

	By:	/s/ HEATHER A. ROLLO
Date: March 26, 2007		Heather A. Rollo
Executive Vice President, Chief Financial Officer and Treasurer

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